                                                                   EXHIBIT 10.89


                             EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
August 22, 2000 to be effective on the Effective Date (as defined below), by and between drkoop.com, Inc., a Delaware corporation ("Employer" or the
                                                       --------
"Company"), and Stephen Plutsky ("Employee").  For purposes of this Agreement,
 -------                          --------
the term "Effective Date" shall mean the date of and as of the time immediately
          --------------
following the first closing of the financing transactions contemplated by that certain Confidential Private Placement Memorandum, dated July 12, 2000 as the same may be supplemented or amended from time to time and the release of the proceeds to the Company from escrow, if any (the "Financing"); provided,
                                                  ---------
however, that this Agreement shall terminate without any liability to any party if the first closing of the Financing is not completed on or before August 30, 2000.

                                   RECITALS
                                   --------


     A. Employer desires to obtain the services of Employee upon and subject to the terms, conditions and other provisions set forth herein.

     B. Employee desires to render services to Employer upon and subject to the terms, conditions and other provisions set forth herein.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, in consideration of the premises, the mutual promises hereinafter set forth, and other good and valuable consideration had and received, the parties hereby agree as follows:

     1.  Employment.  Upon and subject to the terms, conditions and other
         ----------
provisions of this Agreement, Employer shall employ Employee as, and Employee hereby accepts such employment and agrees to exercise and perform faithfully and to the best of his ability on behalf of Employer during the Employment Term (as defined herein), the duties and responsibilities of Chief Financial Officer of Employer, with the general powers and duties of management usually vested in said office. Employee shall report to the Company's Chief Executive Officer.

     2.  Employee's Services and Duties.
         ------------------------------

         2.1.  Duties.  During the Employment Term, Employee shall:
               ------

               2.1.1. Observe and conform to the policies and directions promulgated from time to time by the Board of Directors of the Company (the "Board") and the Chief Executive Officer;
 -----

               2.1.2. Use all reasonable efforts to serve Employer faithfully, diligently and competently and to the best of his ability; and

               2.1.3. Devote the portion of his business time, energy, ability, attention and skill necessary as determined by the Board to satisfy his obligations hereunder, which it is agreed shall not in any event consist of less than a majority of his business time.

         2.2.  Competitive Endeavors.  Except with the prior written approval
               ---------------------
of the Board, Employee during the Employment Term will not (i) accept any other employment with a third party which would conflict with his obligations hereunder or which would present any conflict with the business of the Company,
(ii) serve on the board of directors or similar body of any other business entity in any way directly or indirectly competitive with the business of the Company or (iii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to or otherwise conflict with, that of Employer or any of its subsidiaries, affiliates or divisions; provided, however, that Employee shall be permitted to continue his activities with Prime Ventures LLC ("Prime") and other business activities in which he is
                          -----
engaged on the date of this Agreement which have been disclosed in writing to the Company in a notice dated the date hereof which expressly makes reference to this provision (collectively with any additional businesses in which Prime becomes involved that are not in competition with employer at the time of the investment by Prime, the "permitted businesses"). Notwithstanding the
                          --------------------
foregoing, to the extent that any of the permitted businesses becomes competitive with Employer during the Employment Term, Employee will recuse himself from any role (whether as a director or officer) in decisions concerning the aspect of the permitted business which is in competition with Employer The foregoing shall not in any manner limit or modify Employee's obligations imposed by Section 2.1.

         2.3   Status of Relationship.  The parties agree that this Agreement is
               ----------------------
intended to create an employer/employee relationship under common law and applicable statutory requirements including, without limitation, for purposes of federal and state income tax withholding requirements.

     3.  Term.  Unless terminated earlier as provided in this Agreement, the
         ----
term of this Agreement shall commence on the Effective Date hereof and shall terminate and expire on the third anniversary thereof (the "Employment Term").
                                                            ---------------

     4.  Compensation and Other Benefits.  As compensation in full for the
         -------------------------------
services to be rendered by Employee hereunder, during the Employment Term, Employer shall pay, and Employee shall be entitled to receive, the following compensation and benefits, which compensation and benefits shall be subject to all appropriate federal, state and local withholding taxes:

         4.1.  Base Compensation.  A salary in the amount of $150,000 per year
               -----------------
to be paid consistent with the standard payroll practices of Employer in place from time-to-time, as may be adjusted from time-to-time by the Board in its discretion (the "Base Compensation"). Each payment made under this Section 4.1
                 -----------------
(which shall be nonrefundable) shall be deemed to be consideration as follows:
(a) 5 percent shall be payment for the covenants made by Employee in

Section 10.6 and (b) 95 percent shall be payment for services hereunder and all other agreements made herein.

         4.2.  Discretionary Bonus.  Employee shall have the opportunity to
               -------------------
earn an annual performance bonus to be determined by the Compensation Committee in its discretion. No bonus shall be payable unless Employee is employed by Employer on the last day of a fiscal year during which he is employed.

         4.3.  Stock Option Grant.  Effective as of the Effective Date Employee
               ------------------
shall receive a stock option grant upon the terms and subject to the conditions set forth in Exhibit A to this Agreement and to be documented in an option
             ---------
agreement substantially in the form of Exhibit B to this Agreement (the
                                       ---------
"Option").  Employee acknowledges that as of the Effective Date there will be
 ------
more shares reserved than are authorized and unissued under the Company's Certificate of Incorporation and waives any breach hereof or of the related option agreement and option plan if remedied within 9 months of the Effective Date.

         4.4.  Review.  The Board shall review Employee's performance and Base
               ------
Compensation on at least an annual basis, it being understood that the ultimate amount and terms of any increase in compensation, if any, shall be within the discretion of the Board of Directors of Employer.

         4.5.  Benefits.  Employee shall be entitled to participate in or
               --------
receive health, disability and life insurance, vacation and similar benefits as Employer provides from time-to-time to its most senior executive officers. Nothing herein, however, is intended, or shall be construed to require Employer to institute or continue any, or any particular, plan or benefits other than insurance benefits which Employee may at his cost continue pursuant to COBRA. Any payments of benefits payable to Employee hereunder in respect of any calendar year during which Employee is employed by Employer for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement or required by applicable law, be prorated in accordance with the number of days in such calendar year during which he is employed.

         4.6   Board Action.  To the extent that Employee is at any time a
               ------------
member of the Board, he shall recuse himself and not directly or directly participate in any determination to be made regarding, or in respect of, his compensation or the interpretation of the terms of the this Agreement.

     5.  Certain Business Expenses.
         -------------------------

         5.1.  Out-of Pockets.  Employer shall reimburse Employee for direct,
               --------------
out of pocket business expenses (a) which are reasonable and necessary for Employee to perform and were incurred by Employee in the course of the performance of his duties pursuant to this Agreement and (b) for which Employee has submitted vouchers and completed an expense report in the form required by Employer as consistent with Employer's policies in place from time-to-time.

         5.2.  Texas Office.  Notwithstanding Section 5.1, for so long as the
               ------------
principal executive officers of the Company shall be located in a location other than Southern California, Employee may incur reasonable travel and living expenses to and from such location.

         5.3   Indemnification.  The Company shall through charter, by-law or
               ---------------
contractual provisions provide to Employee indemnification to the fullest extent permitted by applicable Delaware law and shall maintain directors' and officers' insurance policies covering its directors and officers in forms consistent with prevailing commercial practice. Employee shall become party to the Company's standard form of indemnification agreement in the form previously filed with the Securities and Exchange Commission as an exhibit to the Company's public filings.

     6.  Confidential Information.
         ------------------------

         6.1.  Access to Information.  Employee acknowledges that, because of
               ---------------------
his employment hereunder, he will be in a confidential relationship with Employer and will have access to confidential information and trade secrets of Employer and the subsidiaries, affiliates and divisions thereof. Employee acknowledges and agrees that the following to the extent not available to the general public (other than as a result of Employee's breach of his obligations to the Company), constitutes confidential and/or trade secret information belonging exclusively to Employer (collectively, "Confidential Information"):
                                                  ------------------------

               (a) all information related to customers including, without limitation, customer lists, the identities of existing, past or prospective customers, prices charged or proposed to be charged to customers, customer contacts, special customer requirements and all related information;

               (b) all marketing plans, materials and techniques;

               (c) all methods of business operation and related procedures of Employer; and

               (d) all patterns, devices, compilations of information, copyrightable material and technical information, if any, in each case which relates in any way to the business of Employer or any subsidiary, affiliate or division thereof.

         6.2.  Undertakings.  Employee agrees that:
               ------------

               6.2.1. Except in the limited performance of his duties under this Agreement, Employee shall not use for his own benefit or, except as otherwise required by law, disclose to any third party Confidential Information acquired by reason of his employment under this Agreement, including, but not limited to, Confidential Information belonging or relating to Employer or its subsidiaries, affiliates, divisions or customers;

               6.2.2. Employee shall not induce or persuade other employees of Employer or former or current employees of Employer or any subsidiary, affiliate or division thereof, to join him in any activity prohibited by this Section 6;
                                                                    ---------

               6.2.3.  This Section 6 shall survive termination of this
                            ---------
Agreement.

     7.  Employer Property.
         -----------------

         7.1.  General.  Any patents, inventions, discoveries, applications or
               -------
processes, software and computer programs devised, planned, applied, created, discovered or invented by Employee in the course of his employment under this Agreement and which pertain to any aspect of the business of Employer or its subsidiaries, affiliates, divisions or customers, shall be the sole and absolute property of Employer and Employee shall make prompt report thereof to Employer and promptly execute any and all documents reasonably requested to assure Employer the full and complete ownership thereof.

         7.2.  Return of Property to Employer.  All records, files, lists,
               ------------------------------
drawings, documents, equipment and similar items relating to Employer's business which Employee shall prepare or receive from Employer shall remain Employer's sole and exclusive property. Upon termination of this Agreement, Employee shall return promptly to Employer all property of Employer in his possession and, except as may reasonably be necessary in connection with Employee carrying out his duties and obligations to the Company under this Agreement, Employee represents that he will not copy, or cause to be copied, printed, summarized or compiled, any software, documents or other materials originating with and/or belonging to Employer. Employee further represents that he will not retain in his possession any such software, documents or other materials in machine or human readable forms. The requirements of this Section 7.2 shall not be applicable to Employee's "rolodex" and other similar list of personal business associates and contacts at the time of termination that is not part of the Employer's books and records (collectively, "Employee Property").
                                             -----------------

         7.3.  This Section 7 shall survive termination of this Agreement.
                    ---------

     8.  Employee Representation and Warranty.  Employee warrants and represents
         ------------------------------------
to and covenants with Employer as follows:

         8.1.  No Conflict.  The execution, delivery and performance of this
               -----------
Agreement by Employee does not conflict with or violate any provision of or constitute a default under any agreement, judgment, award or decree to which Employee is a party or by which Employee is bound. No consent of any third party is necessary for Employee to enter into this Agreement and comply fully with his obligations hereunder, except for any necessary consents which have been obtained. Employee is not party to or bound by any other employment agreement, non-compete agreement, confidentiality agreement or similar agreement, except as previously disclosed in writing to the Company (it being understood, that such disclosure shall not limit or modify any term of this Agreement or excuse performance thereof by Employee).

         8.2.  Enforceable Agreement.  This Agreement is the valid enforceable
               ---------------------
agreement of Employee, enforceable against him in accordance with its terms, except to the extent as such enforceability may limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally, the enforcement of creditor's rights and remedies or general principles of equity.

         8.3   Securities Representations.  Employee understands and agrees
               --------------------------
that the issuance of shares of Common Stock under the Option granted pursuant to this Agreement is subject to the provisions of applicable state and federal securities laws, and upon Employer's request Employee agrees to provide the Company, as a condition of exercising the Option or acquiring shares of Common Stock hereunder, (i) to give written assurances satisfactory to Employer as to Employee's knowledge and experience in financial and business matters and that he is capable of evaluating the merits and risks of acquiring and/or holding the Common Stock; and (ii) to give written assurances satisfactory to Employer stating that Employee is acquiring the Common Stock for Employee's own account and not with any present intention of selling or otherwise distributing the Common Stock. Employer may, upon advice of counsel to Employer, place legends on stock certificates issued hereunder as such counsel deems necessary or appropriate in order to comply with applicable state and federal securities laws, including, but not limited to, legends restricting the transfer of the stock.

     9.  Termination.  Employee's employment hereunder may be terminated under
         -----------
the following circumstances:

         9.1.  Death.  Employee's employment hereunder shall terminate
               -----
automatically upon his death.

         9.2.  Disability.  This Agreement shall terminate on Employee's
               ----------
incapacity due to a physical or mental disability or infirmity, as determined in good faith by a competent independent physician selected by the Board and approved Employee (such approval not to be unreasonably withheld or delayed), which incapacity renders Employee unable to perform his duties under this Agreement for more than 120 days during any 180-day period ("Disability").
                                                             ----------

         9.3.  Cause.  Employer may terminate Employee's employment hereunder
               ------
for "Cause" in the event of any one or more of the following: (i) Employee's
     -----
material breach of any term of this Agreement (including, without limitation, any habitual neglect of his duties as an officer of Employer) which continues after written notice by or on behalf of the Board and a reasonable period to cure (to be not less than 15 days) ; (ii) the commission by the Employee of any act of fraud, theft or criminal dishonesty with respect to the Employer or any of its subsidiaries, divisions or affiliates, or the conviction of the Employee of any felony; (iii) a determination by the Board of Directors of Employer that Employee is habitually addicted to a Controlled Substance (as defined herein) which has not been obtained directly, or pursuant to a valid prescription or order, from a medical practitioner while acting in the course of his or her professional practice; (iv) Employee shall become associated with any company in the Tobacco industry; or (v) the commission of any act involving moral turpitude which (A) brings the Employer or any of its affiliates into public disrepute or disgrace, or (B) causes material injury to the customer relations, operations or the business prospects of the Employer. As used herein, "Controlled Substance" shall have the meaning set forth in 21
              --------------------
U.S.C.A. Sections 812 and 844 (1994 Supplement).

         9.4.  Good Reason.  Employee may terminate this Agreement for "Good
               -----------                                              ----
Reason" upon written notice to the Employer within 30 days of the occurrence of
------
any of the events set forth in Section 9.4(a) or (b) as constituting "Good
                               ---------------------
Reason," in which case Employer shall be considered to be in breach of this Agreement and shall be treated as having terminated Employee's employment hereunder without Cause.

               "Good Reason" means:
                -----------

               (a) (i) the assignment to Employee of any duties inconsistent in any material respect with his position (including status, offices and titles), authority, duties or responsibilities which remains uncured after receipt of notice thereof given by Employee or (ii) any other action by Employer which results in a material diminishment in such position, authority, duties or responsibilities, and which remains uncured after receipt of notice thereof given by Employee; or

               (b) any material breach by the Company in performing their obligations hereunder and which remains uncured after receipt of notice thereof given by Employee and a reasonable period to cure (to be not less than 15 days).

         9.5.  Notice.  Any termination of Employee's employment by Employer
               ------
shall be communicated by written Notice of Termination to Employee and any termination by Employee of his employment with Employer for "Good Reason" shall be communicated by written notice to the Employer within 30 days of the occurrence of the event set forth in Section 9.4(a) or (b) which constitutes
                                     ---------------------
"Good Reason."

         9.6.  "Date of Termination" shall mean (i) if Employee's employment is
                -------------------
terminated by his death, the date of his death; (ii) if Employee's employment is terminated by reason of his Disability, the date of the opinion of the physician referred to in Section 9.2, above; (iii) if Employee's employment is terminated
               -----------
pursuant to  Section 9.3 or 9.4 above, the date specified in the Notice of
            -------------------
Termination; and (iv) if Employee's employment hereunder shall be terminated by Employer or by Employee for any other reason than those specified above, the effective date of written notice to Employee or Employer, as the case may be.

         9.7.  Employment At Will.  Employee hereby agrees that, subject only to
               ------------------
compliance with Employer's obligations under Section 10 hereunder, Employer may
                                             ----------
dismiss him under this Section 9 without regard to (i) any general or specific
                       ---------
policies (whether written or oral) of Employer relating to the employment or termination of its employees, or (ii) any statements made to Employee, whether made orally or contained in any document, pertaining to Employee's relationship with Employer, or (iii) assignment of Cause by Employer. Inclusion under any benefit plan or compensation arrangement will not give Employee any right or claim to any benefit hereunder except to the extent such right has become fixed under the terms of this Agreement. Employee may terminate this Agreement at any time with or without Good Reason provided that, in the case of any termination without Good Reason, Employee shall provide 30 days prior written notice to the Company, which notice period may be waived or shortened in the discretion of the Company.

         9.8.  Termination Obligations.
               -----------------------

               9.8.1. Employee hereby acknowledges and agrees that all personal property and equipment furnished to or prepared by Employee in the course of or incident to his employment belong to Employer and shall be promptly returned to Employer upon termination of the Employment Term. "Personal property" includes,
                                                   -----------------
without limitation, all books, manuals, records, reports, notes, contracts, customer or other lists, blueprints, and other documents, or materials, or copies thereof, whether in hard copy or in any electronic format, and all other proprietary information relating to the business of Employer or any subsidiary, affiliate or division thereof, but shall exclude Employee Property. Following termination, Employee will not retain any written or other tangible material containing any Confidential Information or other proprietary information of Employer or any subsidiary, affiliate or division thereof.

               9.8.2. Upon termination of the Employment Term, Employee shall be deemed to have resigned from all offices and directorships, if any, then held with Employer or any of its direct or indirect subsidiaries or other affiliates.

               9.8.3.  The representations and warranties contained in this
Section 9.8 and Employee's obligations under Section 6 and Section 7 hereof
                                             ---------     ---------
shall survive termination of the Employment Period and the expiration or termination of this Agreement.

     10. Compensation Upon Death, During Disability or Upon Termination.
         --------------------------------------------------------------

         10.1.  Disability.  During any period that Employee fails to perform
                ----------
his duties hereunder as a result of disability due to physical or mental illness, Employee shall continue to receive (i) the salary and other benefits payable to Employee pursuant to and in accordance with the terms of, or the plans and agreements described in, Sections 4.1, 4.3, and 4.5 hereof until his
                                   --------------------------
employment is terminated pursuant to Section 9 hereof, and (ii) following his
                                     ---------
termination of employment the benefits payable to Employee pursuant to the terms of, or plans or agreements described in, Section 4.2 (if earned as of the Date
                                         -------------------------------------
of Termination) and 4.5 hereof.
-----------------------

         10.2. Cause, Voluntary Termination without Good Reason or Death.  If
               ----------------------------------------------------------
Employee's employment shall be terminated for Cause or if Employee voluntarily terminates his employment without Good Reason, or if Employee dies, Employer shall pay Employee or his estate (i) his salary and other benefits pursuant to and in accordance with the terms of, or the plans and agreements described in, Sections 4.1, 4.3 and 4.5 hereof through the Date of Termination and (ii)
-------------------------
following his termination of employment the benefits payable to Employee pursuant to the terms of, or plans or agreements described in, Section 4.2 (if
                                                               ---------------
earned as of the Date of Termination) and 4.5 hereof.
---------------------------------------------

         10.3. Termination by Employee for Good Reason or by the Company other
               ---------------------------------------------------------------
than for Cause, Death or Disability.  If Employee's employment hereunder shall
-----------------------------------
be
terminated by Employee for Good Reason or by Employer for any reason other than for Cause, Death or Disability, then as liquidated damages for breach of this Agreement from the Date of Termination through the date 90 days after the Date of Termination Employer shall continue to pay Employee the Base Compensation as in effect as of the Date of Termination and provide the other benefits payable to Employee pursuant to and in accordance with the terms of, or the plans and agreements described in, Sections 4.2 (only if earned as of the Date of
                         ----------------------------------------------
Termination), and 4.5 hereof.
---------------------

         10.4. Stock Options.  If Employee's employment hereunder shall be
               -------------
terminated by Employee for Good Reason or by Employer for any reason other than Cause, Death or Disability, then, in addition to the liquidated damages provided for in Section 10.3, the vesting requirements contained in the Option shall be fully accelerated and such Option shall become fully exercisable.

         10.5  Release of Claims.  As a condition to the receipt of any benefits
               -----------------
described hereunder subsequent to the termination of the employment of Employee, Employee shall be required to execute a release of all claims arising out of his employment or the termination thereof including, but not limited to, any claim of discrimination under state or federal law, but excluding claims for indemnification under any agreement to which Employee is a party or pursuant to Employer's charter or by-laws or policies of insurance maintained by the Company.

         10.6  Conditions of Receipt of Payments and Benefits Post-Termination.
               ---------------------------------------------------------------
In view of Employee's access to confidential information, and as a condition to the receipt of any benefits described hereunder (other than those provided under this agreement or any Company benefit plans that accrued prior to, and are payable without regard to the occurrence of, the Date of Termination) subsequent to the termination of the employment of Employee, Employee shall not, for one year following the Date of Termination, without the Company's written consent, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent or stockholder (other than less than 5% of a public company), (i) engage in any activity which is competitive with the business, products or services of the Company as existing on the Date of Termination or (ii) solicit for employment any of the Company's employees or consultants (other than by means of a general solicitation and other than Chris Ripley, Mel Tang, Andrew Kieffer and Brian Ross) or divert customers to the disadvantage of the Company; provided, however, that these restrictions shall not apply to any permitted businesses provided that Employee adheres to the same restrictions imposed by Section 2.2 during the term contemplated by this Section
10.6 to the extent that any of the permitted businesses engages in competition with the business, products or services of the Company existing on the Date of Termination. If any restriction of this Section 10.6 is found by a court to be unreasonable, then we each agree, and hereby submit, to the reduction and limitation of such prohibition to such area or period as shall be deemed reasonable.

     11.  Notices.  All notices and other communications and legal process shall
          -------
be in writing and shall be personally delivered, transmitted by telecopier, telex or cable, or transmitted by Federal Express or other reputable commercial overnight delivery service which provides evidence of delivery, as elected by the party giving such notice, addressed as follows:

     If to Employer:  drkoop.com, Inc.
                      7000 N. Mopac, Suite 400
                      Austin, Texas, 78731
                      Attention:  Board of Directors

     If to Employee:  As set forth on the signature page

         Notices shall be deemed to have been given: (i) on the first business day after posting, if delivered by overnight courier as described above, (ii) on the date of receipt if delivered personally, or (iii) on the next business day after transmission if transmitted by telecopier, telex or cable (and appropriate receipt of transmission is confirmed by telecopy or telephone). Any party hereto may change its address for purposes hereof by notice to the other parties hereto.

         12.  Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.  Headings.  The headings herein are for convenience only, do not
              --------
constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         14.  Entire Understanding.  This Agreement constitutes the entire
              --------------------
agreement and understanding between the parties hereto with respect to the employment of Employee by Employer, and supersedes all other prior agreements, representations and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

         15.  Amendments.  This Agreement may not be modified or changed except
              ----------
by written instrument signed by each of the parties hereto.

         16.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of Texas, without regard to principles of conflicts of law.

         17.  Dispute Resolution Process.  The parties hereby agree that, in
              --------------------------
order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement or any other agreement relating to the employment of Employee by Employer), including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (a "Claim"), shall be
                                                         -----
settled, at the request of any party of this Agreement, by final and binding arbitration conducted in Austin, Texas. All such Claims shall be settled by one arbitrator in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. Such arbitrator shall be provided through JAMS by mutual agreement of the parties; provided that, absent such agreement, the arbitrator shall be appointed by JAMS. In either event, such arbitrator may not have any preexisting, direct or indirect relationship with any party to the dispute. Each party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or federal court having jurisdiction thereof. Except as required by law (including, without limitation, the rules and regulations of the Securities and Exchange Commission), neither party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Section 17.
     ----------

     Adherence to this dispute resolution process shall not limit the right of Employer or Employee to obtain any provisional remedy, including without limitation, injunctive or similar relief set forth in Section 26, from any court
                                                      ----------
of competent jurisdiction as may be necessary to protect their respective rights and interests pending arbitration. Notwithstanding the foregoing sentence, this dispute resolution procedure is intended to be the exclusive method of resolving any Claims arising out of or relating to this Agreement.

     The arbitration procedures shall follow the substantive law of the State of Texas, including the provisions of statutory law dealing with arbitration, as it may exist at the time of the demand for arbitration, insofar as said provisions are not in conflict with this Agreement and specifically excepting therefrom sections of any such statute dealing with discovery and sections requiring notice of the hearing date by registered or certified mail.

         18.  Waiver of Jury Trial.  Consistent with the intention of Section
              --------------------
17, each signatory to this Agreement further waives its respective right to a jury trial of any claim or cause of action arising out of this Agreement or any dealings between any of the signatories hereto relating to the subject matter of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, and all other common law and statutory claims. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, supplements or other modifications to this Agreement or to any other document or agreement relating to the transactions contemplated by this Agreement.

         19.  Construction.  Whenever in this Agreement the context so requires,
              ------------
references to the masculine shall be deemed to include feminine and the neuter, references to the neuter shall be deemed to include the masculine and feminine, references to the plural shall be deemed to include the singular and references to the singular shall be deemed to include the plural.

         20.  Conflict.  In the event of any conflict between the provisions of
              --------
this Agreement and the policies and practices of Employer the provisions of this Agreement shall govern.

         21.  Cooperation.  Each party hereto shall cooperate with the other
              -----------
party and shall take such further action and shall execute and deliver such further documents as may be necessary or desirable in order to carry out the provisions and purposes of this Agreement.

         22.  Waiver.  No amendment or waiver of any provision of this Agreement
              ------
shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The failure of any party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or any such term, covenant or condition.

         23.  Negotiation of Agreement.  Any rule of law, or any legal decision
              ------------------------
that would require interpretation of any ambiguities in this Agreement against the party that drafted it, shall be of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

         24.  Parties in Interest; Assignment.  This Agreement shall inure to
              -------------------------------
the benefit of and be binding upon the parties hereto and their respective permitted successors, assigns, heirs and/or personal representatives, except that neither this Agreement nor any interest herein shall be assigned or assignable by operation of law or otherwise, by Employee without the prior written consent of Employer, which such consent Employer may grant or withhold in its discretion. Employer may, without the consent of Employee, assign this Agreement or any interest herein, by operation of law or otherwise, to (a) any successor to all or substantially all of its stock, assets or business by dissolution, merger, consolidation, transfer of assets, or otherwise, or (b) any direct or indirect subsidiary, affiliate or division of Employer or of any such successor referred in (a) hereof. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement.

         25.  Severability.  If any provision of this Agreement shall be deemed
              ------------
invalid, unenforceable or illegal, then notwithstanding such invalidity, unenforceability or illegality, the remainder of this Agreement shall continue in full force and effect.

         26.  Injunctive Relief.  In the event of breach by Employee of the
              -----------------
terms of Section 2, Section 6, Section 7 or Section 10, Employer shall be
         ---------  ---------  ---------    ----------
entitled to enforce the specific performance of this Agreement by Employee and to enjoin Employee from any further violation of either such provisions and to exercise such remedies cumulatively or in conjunction with all other rights and remedies provided by law.

                           (Signature Page Follows)

         27.  Employee Acknowledgement.  Employee represents and agrees that he
              ------------------------
fully understands his right to discuss all aspects of this Agreement with his private attorney, and that to the extent, if any, that he desired, he availed himself of such right. Employee further represents that he has carefully read and fully understands all of the provisions of this Agreement, that he is competent to execute this Agreement, that his agreement to execute this Agreement has not been obtained by any duress and that he freely and voluntarily enters into it, and that he has read this document in its entirety and fully understands the meaning, intent and consequences of this document.

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.


     "EMPLOYEE"



     /s/ Stephen Plutsky
     ----------------------
     Stephen Plutsky

     Address for Notice:
     ------------------

     ______________________
     ______________________


     "EMPLOYER"

     drkoop.com, Inc.
     a Delaware corporation


     By: /s/ Donald Hackett
         ------------------
         Name:
         Title:

                                   Exhibit A
                          Terms of Stock Option Grant
                          ---------------------------


Shares Covered by Option:          1,417,000 shares
------------------------

Consideration:                     Entry into the employment agreement and the
-------------
                                   related commencement of employment with the Company.

Vesting:                           25% on date of grant, 25% at the first
-------
                                   anniversary of the Effective Date, 25% at second anniversary of the Effective Date and 25% at the third anniversary of the Effective
                                   Date. Full acceleration on a "change of
                                   control" (as defined below) or termination without cause or resignation for good reason.

Type of Options:                   Non-qualified
---------------

Structure:                         To be granted pursuant to the Company's 2000
---------
                                   Non-qualified Stock Option Plan (the "Year
                                                                         ----
                                   2000 Plan"), which is to be amended to
                                   ---------
                                   provide for additional shares effective as of the Effective Date. Reserved shares under the Company's charter exceed those that are authorized and unissued on date of grant pending amendment of the Certificate of Incorporation. Voting agreements to amend the Certificate of Incorporation will be obtained from the Series D investors.

Option Term:                       7 years from date of grant provided that
-----------
                                   options are vested. Exercise period will not be reduced by termination of employment.

Registration:                      The Company will use its reasonable best
------------
                                   efforts promptly to file with the SEC and have declared effective a Form S-8 registration statement covering the shares issuable under the Year 2000 Plan.


For purposes of the Option, "Change in Control" means (i) any sale, merger,
                             -----------------
consolidation, tender offer or similar acquisition of shares, or other transaction or series of related transactions

(each a "Transaction") as a result of which at least a majority of the voting
         -----------
power of Employer is not held, directly or indirectly, by the persons or entities who held the Company's securities with voting power before such Transaction; (ii) a sale or other disposition of all or substantially all of Employer's assets, whether in one transaction or a series of related transactions; or (iii) individuals who on the date hereof constitute Employer's Board of Directors and any new director (other than a director designated by a person or entity who has entered into an agreement to effect a transaction described in clause (i) or (ii) above) whose nomination and/or election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors on the date hereof or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of Employer's or such parent's Board of Directors.